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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

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                                       FORM 8-K
                                    CURRENT REPORT

                           PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 24, 1999

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                             CONCENTRA MANAGED CARE, INC.
                (Exact name of Registrant as specified in its charter)




             DELAWARE                    000-22751             04-3363415
          (State or other             (Commission File      (I.R.S. Employer
  jurisdiction of incorporation)          Number)        Identification Number)

          312 UNION WHARF
       BOSTON, MASSACHUSETTS                                      02109
       (Address of principal                                   (Zip code)
        executive offices)


         Registrant's telephone number, including area code:  (617) 367-2163

                                    NOT APPLICABLE
            (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

     On March 24, 1999, Concentra Managed Care, Inc., a Delaware corporation ("Concentra"), entered into an Amended and Restated Agreement and Plan of Merger (the "Amended Merger Agreement") with Yankee Acquisition Corp., a Delaware corporation ("Newco"), amending the Agreement and Plan of Merger previously entered into between Concentra and Yankee on March 2, 1999. The Amended Merger Agreement contemplates the merger (the "Merger") of Newco with and into Concentra. As a result of the Merger, each outstanding share of Concentra's common stock, par value $.01 per share (the "Concentra Common Stock"), (other than shares held by stockholders who exercise and perfect their dissenters' appraisal rights) will be converted into the right to receive $16.50 in cash. Shares held by Concentra, its subsidiaries or Yankee or its affiliates will be cancelled in the Merger.

     The Merger is conditioned upon, among other things, approval of the stockholders of Concentra, receipt of financing and upon certain regulatory approvals. A copy of the Amended Merger Agreement is attached as an exhibit hereto and is incorporated herein by reference in its entirety.

     A copy of the press release issued by Concentra announcing the execution of the Amended Merger Agreement is attached as an exhibit hereto and is incorporated herein by reference in its entirety.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  EXHIBITS.

     2.1  --   Amended and Restated Agreement and Plan of Merger, dated
               March 24, 1999, by and between Concentra Managed Care, Inc. and
               Yankee Acquisition Corp.

     99.1 --   Press release dated March 25, 1999

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                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       CONCENTRA MANAGED CARE, INC.



                                       By: /s/ Richard A. Parr
                                          ------------------------------------
                                       Name:  Richard A. Parr
                                       Title: Executive Vice President and
                                               General Counsel

Date: March 29, 1999

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                                    EXHIBIT INDEX


     EXHIBIT
     NUMBER                             EXHIBIT TITLE
     -------                            -------------

     2.1  --   Amended and Restated Agreement and Plan of Merger, dated
               March 24, 1999, by and between Concentra Managed Care, Inc. and
               Yankee Acquisition Corp.

     99.1 --   Press release dated March 25, 1999